UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 11, 2010
                (Date of Report Date of Earliest Event Reported)


                              CASEY CONTAINER CORP
             (Exact Name of Registrant as Specified in its Charter)

             Nevada                   333-140445                20-5619324
(State of Other Jurisdiction of      (Commission             (I.R.S. Employer
 Incorporation or Organization)      File Number)           Identification No.)

7255 East Alfredo Drive, Scottsdale, AZ                           85258
(Address of Principal Executive Offices)                        (Zip Code)

                                  602-819-4181
              (Registrant's Telephone Number, including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS

Item 8.01 Other Events                                                     3

SIGNATURES                                                                 3

ITEM 8.01 OTHER EVENTS

Casey Container Corp. announced that it has completed the majority of the due diligence process in its proposed acquisition of Mountain Green of Arizona, LLC. As previously disclosed, Casey Container Corp. ("Casey") entered into a non-binding Memorandum of Understanding with Mountain Green of Arizona, LLC ("Mountain Green") on March 3, 2010, for the purchase of the assets and business of Mountain Green. Casey has begun preparation of the definitive purchase agreement. The parties are moving towards the purchase being consummated within sixty days, although there is no assurance it will be consummated.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CASEY CONTAINER, CORP.


Date: June 11, 2010             By:    /s/ Terry W Neild
                                       -----------------------------------------
                                Name:  Terry W Neild
                                Title: CEO